[TECHE HOLDING COMPANY LETTERHEAD]

December 23, 1996

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Teche Holding Company, I cordially invite you to attend the 1997 Annual Meeting of Stockholders (the "Meeting") to be held at the Alex P. Allain Memorial Library, 206 Iberia Street, Franklin, Louisiana on January 22, 1997, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, certified public accountants, will be present to respond to any questions stockholders may have.

     The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ Patrick O. Little
                                          Patrick O. Little
                                          President and Chief Executive Officer
                                          Teche Holding Company

--------------------------------------------------------------------------------
                              TECHE HOLDING COMPANY
                                211 WILLOW STREET
                            FRANKLIN, LOUISIANA 70538
                                 (318) 828-3212
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 1997
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of Teche Holding Company (the "Company") will be held at Alex P. Allain Memorial Library, 206 Iberia Street, Franklin, Louisiana on January 22, 1997, at 2:00 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon the following matters:

1. The election of four directors of the Company for terms of three years each; and

2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending September 30, 1997.

      The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on November 25, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ W. Ross Little, Jr.
                                    W. Ross Little, Jr.
                                    Secretary

Franklin, Louisiana
December 23, 1996

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              TECHE HOLDING COMPANY
                                211 WILLOW STREET
                            FRANKLIN, LOUISIANA 70538
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 22, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Teche Holding Company (the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company which will be held at the Alex P. Allain Memorial Library, 206 Iberia Street, Franklin, Louisiana on January 22, 1997, at 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 23, 1996. The Company is the parent company of Teche Federal Savings Bank (the "Bank"). The Company was formed as a Louisiana corporation in December 1994 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's mutual-to-stock conversion on April 17, 1995 (the "Conversion"). Prior to April 17, 1995, the Company had no stockholders and no operations. Therefore, information prior to April 17, 1995 involves information of the Bank.

      At the Meeting, stockholders will consider and vote upon (i) the election of four directors and (ii) the ratification of the appointment of Deloitte & Touche LLP as independent auditor of the Company for the fiscal year ending September 30, 1997. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on November 25, 1996 (the "Voting Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Voting Record Date, the Company had 3,490,575 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      As to the ratification of independent auditors, a stockholder may, by checking the appropriate box: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.

                                                                          Percent of Shares of
                                                 Amount and Nature of         Common Stock
Name of Beneficial Owner                         Beneficial Ownership         Outstanding
------------------------                         --------------------         -----------

Teche Federal Savings Bank
Employee Stock Ownership Plan
211 Willow Street, Franklin, Louisiana  70538        275,103(1)                  7.88%

All Directors and Executive Officers as a Group      291,157(2)(3)               8.31%
(12 persons)

                      (footnotes appear on following page)

                  (footnotes for table appearing on prior page)

---------------------------------
(1) The Bank's Employee Stock Ownership Plan purchased such shares for the exclusive benefit of participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of Robert E. Mouton, Faye L. Ibert, J.L. Chauvin and W. Ross Little to serve as the ESOP administrative committee ("ESOP Committee") and Directors Biggs, Friedman and Olivier to serve as the ESOP trustees ("ESOP
      Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 57,234 shares had been allocated under the ESOP to participant accounts (which are excluded from the total).
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 82,101 shares of Common Stock that may be acquired pursuant to the exercise of options which were exercisable within 60 days of the Voting Record Date. Includes 130,835 shares of Common Stock held by the Teche Federal Savings Bank Management Stock Plan, which certain individuals in the group exercise shared voting and dispositive power over, as trustee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(3) Excludes 275,103 unallocated shares of Common Stock held under the ESOP for which certain individuals in this group serve as members of the ESOP Committee or as an ESOP Trustee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based solely on the Company's review of Forms 3, 4, and 5 filed by officers, directors and 10% beneficial owner of Common Stock, no executive officer, director or 10% beneficial owner of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
Election of Directors

     The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class of directors, consisting of Henry L. Friedman, Robert Earl Mouton, Christian L. Olivier, Jr., and Lee J. Sonnier, M.D., has a term of office expiring at the Meeting. A vacancy on the Board has resulted with the death of Lee J. Sonnier, M.D. on October 10, 1996. The Board has nominated W. Ross Little, Jr. to fill this vacancy on the Board of Directors. A second class, consisting of Patrick O. Little, Donelson T. Caffery, Jr., and Virginia Kyle Hine, has a term of office expiring at the 1998 annual meeting of stockholders. A third class, consisting of W. Ross Little, Mary Coon Biggs, and Thomas F. Kramer, M.D., has a term of office expiring at the 1999 annual meeting. The Board of Directors currently consists of nine members. Four directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

     Henry L. Friedman, Robert E. Mouton, Christian L. Olivier, Jr., and W. Ross Little, Jr. have been nominated by the Board of Directors to serve as directors. Messrs. Friedman, Mouton, and Olivier are currently members of the Board and have been nominated for three-year terms to expire in 2000. W. Ross Little, Jr. has also been nominated for a three-year term to expire in 2000, and will fill the vacancy on the Board resulting from the death of Dr. Sonnier. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

      The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                   Shares of
                                      Year First    Current       Common Stock
                                      Elected or    Term to       Beneficially       Percent
Name                       Age(1)     Appointed      Expire        Owned(2)          of Class
----                       ------     ---------      ------        --------          --------

BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Henry L. Friedman            45          1979         1997          17,898(3)(9)(13)         *

Robert Earl Mouton           61          1989         1997          15,349(4)(6)(13)         *

Christian Olivier, Jr.       85          1993         1997           6,393(5)(9)(13)         *

W. Ross Little, Jr.          44           --           --           28,848(6)                *


                    THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEES BE
                                     ELECTED AS DIRECTORS

DIRECTORS CONTINUING IN OFFICE

Patrick O. Little            40          1989         1998          71,816(7)(14)         2.05%

Donelson T. Caffery, Jr.     46          1994         1998          11,014(8)(9)             *

Virginia Kyle Hine           75          1981         1998           5,116(9)                *

W. Ross Little               81          1963         1999          67,650(10)(13)(14)    1.93%

Mary Coon Biggs              54          1982         1999          13,939(9)(11)(13)        *

Thomas F. Kramer, M.D.       67          1987         1999          23,893(9)(12)            *

---------------
*     Less than 1%
(1)  As of September 30, 1996.

                   (footnotes are continued on following page)

                      (footnotes continued from prior page)

(2) An individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.
(3) Includes 4,868 shares owned by Mr. Friedman's wife and 1,100 shares held in trust for Mr. Friedman's minor children under the Uniform Gift to Minors Act ("UGMA"), which Mr. Friedman may be deemed to beneficially own.
(4) Includes 2,847 shares held jointly with Mr. Mouton's wife, with whom voting and dispositive power is shared.
(5) Includes 2,500 shares held jointly with Mr. Olivier's wife and children, with whom voting and dispositive power is shared.
(6) Includes 6,136 shares of Common Stock which the individual may acquire pursuant to the exercise of options that become exercisable within 60 days of the Voting Record Date.
(7) Includes 8,334 shares owned by Mr. Little's wife and 9,679 shares held in trust for Mr. Little's minor children, which Mr. Little may be deemed to beneficially own. Includes 4,583 shares of Common Stock allocated to Mr. Little under the ESOP.
(8) Includes 1,100 shares held in trust for Mr. Caffery's children, which Mr. Caffery may be deemed to beneficially own.
(9) Includes 2,539 shares of Common Stock which the individual may acquire pursuant to the exercise of options that become exercisable within 60 days of the Voting Record Date.
(10) Includes 15,000 shares owned by Mr. Little's wife, which Mr. Little may be deemed to beneficially own.
(11) Includes 10,200 shares held jointly with Ms. Biggs' husband, with whom voting and dispositive power is shared.
(12) Includes 5,000 shares owned by Dr. Kramer's wife, which Dr. Kramer may be deemed to beneficially own.
(13) Excludes 275,103 unallocated shares of Common Stock held under the ESOP for which such individual serves as an ESOP Trustee or is a member of the ESOP Committee, and as such maintains shared voting and dispositive power over such shares. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(14) Includes 21,160 shares of Common Stock which the individual may acquire pursuant to the exercise of options that become exercisable within 60 days of the Voting Record Date.

      The following table sets forth the non-director executive officers of the Company, their name, age, the year they first became an officer of the Company or the Bank, and their current position with the Company. Executive officers serve for a one-year term at the determination of the Board of Directors.


                                             Year First
                                            Appointed as         Position with
Name of Individual          Age(1)           Officer(2)           the Company
------------------          ------           ----------           -----------

J.L. Chauvin                  41                1985          Vice President and
                                                                   Treasurer

W. Ross Little, Jr.(3)        44                1979               Marketing
                                                              Director/Secretary

-------------------------------
(1)  As of September 30, 1996.
(2) Refers to the year the individual first became an officer of the Company or the Bank.
(3) Mr. Little has been nominated to serve on the Board of Directors for a three-year term expiring at the annual meeting of stockholders to be held in 2000.

Biographical Information

     The business experience of each nominee for director, director and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

     Henry L. Friedman currently holds management positions with Meyer's Shoe Store, Inc., Franklin, Louisiana and H. & L. Realty Company, Inc., Franklin, Louisiana. Mr. Friedman is also Chairman of the Franklin City Planning Commission, and he is a member and past president of both the West St. Mary Chamber of Commerce and the Rotary Club of Franklin.

     Robert Earl Mouton has been employed by the Bank since 1983 and has been an Executive Vice President since 1985. Mr. Mouton is also a past president of the Beaver Club of Lafayette.

     Christian L. Olivier, Jr. is a retired general manager of a retail department store in Houma, Louisiana. He serves as President of the Terrebonne Historical and Cultural Society. Mr. Olivier served as Chairman of the Board of Community Homestead Association prior to its merger with Teche Federal.

     W. Ross Little, Jr. was appointed Marketing Director and Secretary of the Company in June 1995 and January 1996, respectively. W. Ross Little, Jr. served as a practicing attorney in Lafayette Parish from 1990 to 1994. He previously served as Secretary of the Bank from August 1979 to November 1995 and Treasurer of the Bank from January 1980 to November 1994. He is the son of W. Ross Little and brother of Patrick O. Little.

     Patrick O. Little is the President and Chief Executive Officer of the Bank and has been employed by the Bank since 1980. Mr. Little, has served as President of the Bank since January 1991 and is a board member of the Council for a Better Louisiana, as well as a past board member of the Rotary Club of Franklin and the West St. Mary Chamber of Commerce. Mr. Little is also a member of the Board of Directors of the Louisiana League of Savings Institutions and serves on various committees of it and America's Community Bankers. Mr. Little is the son of W. Ross Little and brother of W. Ross Little, Jr.

     Donelson T. Caffery, Jr. is president and owner of Columbia Chevrolet & Toyota, Franklin, Louisiana. He is also a trustee and president of the St. Mary Parish Library Board of Control. He is a member of the vestry of the St. Mary's Episcopal Church, past board member of the West St. Mary Chamber of Commerce, past president of the St. Mary Chapter of the Landmark Society, past board
member  of  the  Rotary  club  of  Franklin  and  a  member  of  various   trade
organizations.

     Virginia Kyle Hine received the civic award of the Greater New Iberia Chamber of Commerce in 1972. She is a past board member of the Episcopal School of Acadiana and the Louisiana Landowners Association and is a current member of the board of directors of the Central Oil Co.

     W. Ross Little is the Chairman of the Board of the Bank since 1981 and Chairman of the Company since its formation in December 1994, and has been with the Bank for 40 years in various capacities including manager, president and chief executive officer. Mr. Little is the father of Patrick O. Little and W. Ross Little, Jr.

     Mary Coon Biggs is a senior partner of the law firm Biggs, Trowbridge, Supple & Cremaldi. See "-- Certain Relationships and Related Transactions." Ms. Biggs is a trustee and past president of the St. Mary Parish Library Board of Control. In 1992 she received an award for outstanding library trustee in the State of Louisiana. She is also a member of various professional, civic, historical and cultural organizations.

     Thomas F. Kramer, M.D. retired from his medical practice in 1993. He was a specialist in obstetrics and gynecology and is a member of various medical organizations. Dr. Kramer is a member and past president of the St. Mary Chapter of the Louisiana Landmark Society and an officer of the Rotary Club of Franklin. He previously served on the Council of the Shadows on the Teche, a property of the National Trust for Historic Preservation. He received the distinguished service award from the Boy Scouts of America.

     J.L. Chauvin has served as Vice President and Treasurer of the Company since its incorporation in December 1994. Mr. Chauvin has been employed by the Bank since 1983 and has been the Vice President of the Bank since March 1987 and Treasurer since November 1994. Mr. Chauvin is a member of the Louisiana Society and American Institute of Certified Public Accountants.

Stockholder Nominations

     Pursuant to the Articles of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in the Articles of Incorporation. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting was mailed or published and must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting. Such stockholder's notice shall set forth all the information required by the Company's Articles of Incorporation. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles of Incorporation. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Articles of Incorporation, he shall so declare at the annual meeting, and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended September 30, 1996, the Board of Directors held 12 regular meetings and three special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees listed below on which such director served during the fiscal year ended September 30, 1996.

      The Audit Committee is comprised of Directors Kramer, Biggs and Caffery. The Audit Committee meets quarterly to recommend engagement of independent auditors, receive the internal and independent audit reports and to recommend appropriate action. The Audit Committee met four times in fiscal 1996.

      The Nominating Committee consists of the entire Board of Directors. The Nominating Committee is not a standing committee but meets on an annual basis to nominate persons to serve on the Board of Directors of the Company.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

      Director Fees. Non-employee directors of the Company and Bank receive director fees of $300 and $400 per month, resepctively. During fiscal year 1996 each non-employee member of the Board of Directors also received a fee of $100 per committee meeting attended. Advisory directors of the Bank are paid $300 per quarterly meeting attended. For the fiscal year ended September 30, 1996, total fees paid by the Company and the Bank to directors were $64,200.

      Stock Awards. On October 25, 1995, the stockholders of the Company approved the Teche Holding Company 1995 Stock Option Plan ("1995 Stock Option Plan") and the Teche Federal Savings Bank Management Stock Plan and Trust ("Management Stock Plan"). Pursuant to the terms of the 1995 Stock Option Plan, each non-employee director (i.e., Directors Biggs, Friedman, Hine, Kramer, Olivier, and Caffery) received on the date of stockholder approval options to purchase 12,696 shares of Common Stock. Under the Management Stock Plan, the same non-employee directors received 6,771 shares of restricted stock on the date of stockholder approval. The options granted to these non-employee directors become first exercisable at a rate of 20% one year from the date of grant and 20% annually thereafter. Restricted stock granted to these non-employee directors will vest 20% one year from the date awarded and an additional 20% annually, thereafter.

Executive Compensation

      Summary Compensation Table. The following table sets forth the compensation paid to the Company's chief executive officer during the fiscal year ended September 30, 1996. All compensation paid to directors, officers and employees is paid by the Bank. No other executive officer received cash compensation in excess of $100,000 during the fiscal year ended September 30, 1996.

                                                              Long Term Compensation
                                       Annual Compensation(1)        Awards
                                       ---------------------- ----------------------
                                                                          Securities
                                                              Restricted  Underlying     All
Name and                                         Other Annual   Stock     Options/      Other
Principal Position   Year    Salary     Bonus    Compensation(Awards($)(3) SARs(#)   Compensation
------------------   ----    ------     -----    ---------------------------------   ------------
Patrick O. Little    1996    $136,320   $17,750     $ --      $589,941(4)  105,800    $35,154(5)
President and CEO    1995     123,692    30,116       --          --         --        28,753(6)
                     1994      92,230    33,762       --          --         --         5,877(7)

----------------
(1)   All compensation set forth in the table was paid by the Bank.
                   (footnotes are continued on following page)

                      (footnotes continued from prior page)

(2) For fiscal year 1996, there were no (a) perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity: (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) On September 30, 1996, Mr. Little had 33,856 shares of restricted stock in the aggregate which have a total value of $457,056 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing market price as of the last day of the fiscal year). Dividends will be paid on the restricted stock awarded.
(4) The value of the restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing market price as of the date of grant.
(5) Includes 2,602 shares of Common Stock allocated under the ESOP as of September 30, 1996 with a market value as of September 30, 1996 of $13.50 per share. Dividends paid on the restricted Common Stock are accrued and held in arrears until the restricted stock for which dividends were paid becomes vested.
(6) Includes $26,709 of Common Stock (based on the last reported sales price of the Common Stock on September 30, 1995) allocated to Mr. Little's ESOP account and a $2,044 contribution by the Bank to the Bank's 401(k) Plan on behalf of Mr. Little.
(7) Includes the Bank's contribution to the Bank's 401(k) Plan on behalf of Mr. Little.

      Employment Agreements. The Bank is party to an employment agreement with Patrick O. Little, President and Chief Executive Officer of the Bank ("Agreement"). The Agreement has a term of three years. Mr. Little's base compensation under the agreement is currently $135,600. The Agreement provides a disability benefit of 100% of compensation for a period of one year and 65% thereafter for the remaining term of the Agreement reduced by other disability benefits furnished by the Bank. The Agreement may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Little without just cause, Mr. Little will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Little will be paid a lump sum amount equal to 2.99 times his base salary. If a change in control had occurred at September 30, 1996, Mr. Little would have been entitled to a lump sum payment of approximately $405,444 if he were terminated in connection with such change in control. The aggregate payments under such provision would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The Agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Bank during the year ended September 30, 1996 consisted of Directors Hine, Kramer and Friedman.

Report of the Compensation Committee on Executive Compensation

      The Bank Compensation Committee meets annually to review compensation paid to the chief executive officer and chief financial officer. The Compensation Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies,  with a  particular  focus  on the  level  of  compensation  paid  by comparable stockholder institutions in and around the Bank's market area, including institutions with total assets of between $300 million and $500 million. Although the Compensation Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank, the Compensation Committee does consider the overall profitability of the Bank when making these decisions.

      During the year ended September 30, 1996, Patrick O. Little, President and CEO received an increase in his base salary from $132,000 to $135,600 due to his increased duties as a chief executive officer of a publicly owned company. Additionally, Mr. Little has been awarded stock options and restricted stock awards under the 1995 Stock Option Plan and the Management Stock Plan. Such awards are intended to provide incentive to the President for implementation of a business plan that will enhance shareholder value in the intermediate and long term. See the Summary Compensation Table, heretofore, for details related to such awards. The Compensation Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Louisiana and surrounding southwestern states with assets of between $300 million and $500 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

      Compensation Committee:

            Virginia Kyle Hine
            Dr. Thomas F. Kramer
            Henry L. Friedman

Other Compensation

      Incentive Bonus Plan. The Bank maintains a discretionary cash incentive bonus plan for the benefit of all employees and another plan for senior management. Under the employee incentive plan, a cash bonus may be paid to all employees as a percentage of the employee's monthly base salary. Such bonus amount is calculated as the product of the ratio of core earnings to average assets of the Bank multiplied by 100, times each employee's monthly base salary. Senior management participates in a discretionary bonus plan providing for a similar bonus award in addition to their participation in the employee bonus plan. Awards under these plans in the aggregate for the 1996, 1995, and 1994 fiscal years were $202,215, $214,000 and $258,000, respectively.

      Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and have attained the age 21. The ESOP borrowed funds from the Company to acquire 332,337 shares of the Common Stock issued in the Conversion, representing 8.0% of the outstanding shares, of which 275,103 shares remained unallocated as of the Voting Record Date. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. During the fiscal year ended September 30, 1996, the Bank contributed $383,811 to the ESOP.

      The Board of Directors has appointed Officers Patrick O. Little, Faye Ibert, J. L. Chauvin and W. Ross Little to a committee (the "ESOP Committee") to administer the ESOP and Directors Mary Biggs, Henry Friedman and Christian Olivier, Jr. to serve as ESOP Trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties.

     1995 Stock Option Plan. The Company's Board of Directors has adopted the 1995 Stock Option Plan, which was approved by the Company's stockholders on October 25, 1995. Pursuant to the 1995 Stock Option Plan, a number of shares equal to 10% of the Common Stock issued in the Company's initial public offering (i.e., 423,200 shares of Common Stock) were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, and key employees of the Company (or any present of future parent or subsidiary of the Company), from time to time under the 1995 Stock Option Plan. The purpose of the 1995 Stock Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1995 Stock Option Plan became effective on October 25, 1995 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1995 Stock Option Plan.

      An initial grant of stock options under the 1995 Stock Option Plan was made to officers, directors, and key employees upon the Company's receipt of stockholder approval on October 25, 1995, and the option exercise price is the closing price of the Common Stock on the date of stockholder approval. The initial grant of stock options were the only options granted to officers, directors, and key employees during the fiscal year ended September 30, 1996. As of the Record Date, no stock options have been exercised pursuant to the 1995 Stock Option Plan.

                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                    (Individual Grants)

------------------------------------------------------------------------------------------------------
                                  Percent of                                 Potential Realizable
                    Number of    Total Options/                                Value at Assumed
                    Securities   SARs Granted                                Annual Rate of Stock
                    Underlying   to Employees  Exercise or                  Price Appreciation for
                   Options/SARs   in Fiscal     Base Price                        Option Term
      Name         Granted (#)       Year         ($/Sh)     Expiration Date        5%($) | 10%($)
------------------------------------------------------------------------------------------------------

Patrick O. Little     105,800        46%           $13.94    October 25, 2005    $927,526   $2,350,534





              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                     OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------
                                                Number of Securities
                                                Underlying Unexercised         Value of Unexercised
                       Shares                       Options/SARs              in-the-Money Options/SARs
                    Acquired on      Value       at Fiscal Year-End               at Fiscal Year-End
                      Exercise      Realized             (#)                             ($)
       Name             (#)           ($)       Exercisable/Unexercisable    Exercisable/Unexercisable(1)
----------------------------------------------------------------------------------------------

Patrick O. Little         0         $0                     21,160 / 84,640         $0    /    $0


-----------------
(1) Based on an exercise price of $13.94 and the closing price of the Common Stock on September 30, 1996 of $13.50.

      Management Stock Plan. The board of directors of the Bank has adopted the Management Stock Plan (the "MSP") as a method of providing executive officers and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. Awards under the MSP were made in recognition of prior and expected future services to the Bank to those executive officers and key employees of the Bank responsible for implementation of the policies adopted by the board of directors of the Bank, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Awards under the MSP vest at a rate of 20% per year beginning on the anniversary date of the date of grant. An initial grant of restricted stock was made on October 25, 1995, the date of stockholder approval of the MSP. No additional awards of restricted stock under the MSP have been made since that time.

      Pension Plan. The Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to 2% of the average annual salary (excluding overtime and bonuses) during benefits service multiplied by the number of years of credited service. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. At September 30, 1996, Mr. Patrick Little had 16 years of credited service under the Pension Plan. Total Bank pension expense for each of fiscal years 1996, 1995 and 1994, amounted to $0.

      The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

                                          Years of Benefit Service
                             ---------------------------------------------------
                                 15         20        25        30        35
                                 --         --        --        --        --

$ 20,000................     $ 6,000    $ 8,000   $10,000   $12,000   $14,000
  40,000................      12,000     16,000    20,000    24,000    28,000
  60,000................      18,000     24,000    30,000    36,000    42,000
  80,000................      24,000     32,000    40,000    48,000    56,000
 100,000................      30,000     40,000    50,000    60,000    70,000
 120,000................      36,000     48,000    60,000    72,000    84,000
 150,000................      45,000     60,000    75,000    90,000   105,000


--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

      Set forth below is a performance graph for the Common Stock for the period from April 17, 1995 (the first day of trading for the Common Stock) through September 30, 1996. The performance graph compares the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the American Stock Exchange, Inc. (AMEX) Market Value Index and (b) the cumulative total shareholder return on stocks included in the AMEX Financial Sub-Index as prepared for AMEX by FactSet Research Systems and Bridge Information Systems. Comparison with the AMEX Market Value Index and Financial Sub-Index assumes the investment of $100 as of April 17, 1995. The cumulative total return for the indices and for the Company is computed with the reinvestment of dividends at the frequency with which dividends, if any, were paid during the period. The closing price of the Common Stock on September 30, 1996 was $13.50 per share.

      There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                   [GRAPHIC OMITTED - PLOTTING POINTS BELOW]

           ==========================================================
                                      4/17/95    9/30/95    9/30/96

           ----------------------------------------------------------

           ----------------------------------------------------------
           AMEX Market Value            100.00     115.14     120.79
           ----------------------------------------------------------
           Financial Sub-Index          100.00     114.17     132.27
           ----------------------------------------------------------
           Teche Holding Company        100.00     140.17     141.44
           ==========================================================



--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

      Except as indicated below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the year ended September 30, 1996. Furthermore, the Bank had no "interlocking" relationships existing during the year ended September 30, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

      Director Mary Coon Biggs is a senior partner in the law firm Biggs, Trowbridge, Supple & Cremaldi located in Franklin, Louisiana. Biggs, Trowbridge, Supple & Cremaldi has rendered to the Bank a variety of legal services, primarily in connection with ordinary and foreclosure proceedings; commercial law matters; title examination reviews; title examinations and document preparation in connection with loan transactions; and correspondence with auditors and regulators. During the fiscal year ended September 30, 1996, Biggs, Trowbridge, Supple & Cremaldi received approximately $107,000 in fees (including fees paid by customers) for all legal services rendered, which was more than 5% of the firm's revenues during that period.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

--------------------------------------------------------------------------------
                       RATIFICATION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

      Deloitte & Touche LLP was the Company's independent auditor for the 1996 fiscal year. The Board of Directors has approved the selection of Deloitte & Touche LLP as its auditor for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of Deloitte & Touche LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

      Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's auditor for the 1997 fiscal year.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996, as filed with the SEC, will be furnished without charge to stockholders as of the record date upon written request to the secretary, Teche Holding Company, 211 Willow Street, Franklin, Louisiana, 70538.

      The Company's 1996 Annual Report to Stockholders, including financial statements, will be mailed with this Proxy Statement on December 23, 1996 to all stockholders of record as of the close of business on November 25, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 211 Willow Street, Franklin, Louisiana 70539, no later than August 25, 1997 and meet the applicable regulatory requirements.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ W. Ross Little, Jr.
                                    W. Ross Little, Jr.
                                    Secretary

Franklin, Louisiana
December 23, 1996

                                                                  APPENDIX A


--------------------------------------------------------------------------------
                              TECHE HOLDING COMPANY
                                211 WILLOW STREET
                            FRANKLIN, LOUISIANA 70538
                                 (318) 828-3212

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 22, 1997
--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of Teche Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders (the "Meeting"), to be held at the Alex P. Allain Memorial Library, 206 Iberia Street, Franklin, Louisiana on January 22, 1997, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                    FOR    WITHHELD
                                                    ---    --------

1.     The election as director of all nominees
       listed below:                                |_|       |_|

       Henry L. Friedman
       Robert Earl Mouton
       Christian Olivier, Jr.
       W. Ross Little, Jr.

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

2.     The ratification of the appointment of       FOR    AGAINST    ABSTAIN
                                                    ---    -------    -------
       Deloitte & Touche LLP as independent
       auditors of Teche Holding Company, for
       the fiscal year ending September 30, 1997.  |_|       |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of  Directors  recommends  a vote "FOR" all of the above  listed
propositions.                                      ---

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated December 23, 1996.

                                          Please check here if you
Dated:                   , 199      |_|   plan to attend the Meeting.
       ------------------     ---



---------------------------------   ------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER



---------------------------------   ------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                  APPENDIX B


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Teche Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
      (3) Filing Party:
--------------------------------------------------------------------------------
      (4) Date Filed:
--------------------------------------------------------------------------------